UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) January 9, 2007

DEVCON INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

000-07152	59-0671992
(Commission File Number)	(IRS Employer Identification No.)

595 SOUTH FEDERAL HIGHWAY, SUITE 500

BOCA RATON, FLORIDA 33432

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code (561) 208-7200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On January 9, 2007, Devcon Security Holdings, Inc. (the “Company”), a wholly-owned subsidiary of Devon International Corp. (“Devcon”) entered into that certain Waiver and Third Amendment, dated as of December 29, 2006 (the “Third Amendment”), to that certain Credit Agreement, dated as of November 10, 2005, as amended from time to time (the “Credit Agreement”), by and among certain subsidiaries of the Company set forth therein, the Lenders party thereto and CapitalSource Finance, LLC., as Agent (“CapitalSource”). The Third Amendment amends certain financial covenants for future operating performance and waives compliance with certain covenants with which the Company had not complied during the months of October and November 2006. The Third Amendment is effective as of December 29, 2006.

Specifically, the Third Amendment amends the Maximum Leverage Ratio and the Minimum Fixed Charge Coverage Ratio for the months of December 2006, January 2007 and February 2007. Starting in March, 2007 and thereafter, the ratios the Company is required to achieve will be equal to the same levels they were in the Credit Agreement.

In addition, the Third Amendment amends the restrictive covenant limiting the amounts of capital expenditures the Company may incur increasing such limit from $1,500,000 to $1,750,000 for the fiscal year ended December 31, 2006 but applying the original $1,500,000 limit to all subsequent fiscal years.

As previously disclosed in Devcon’s annual report on Form 10-K for the year ended December 31, 2005 and in Devcon’s subsequent quarterly reports on Form 10-Q for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006, the Credit Agreement had been amended two times previously. Copies of the Third Amendment together with that certain First Amendment to Credit Agreement, Master Reaffirmation and Joinder to Loan Documents, dated as of March 6, 2006, and that certain Second Amendment to Credit Agreement, dated as of April 11, 2006 are attached hereto as Exhibits 10.3, 10.1 and 10.2, respectively, and incorporated herein by this reference.

Item 9.01 Exhibits

10.1	First Amendment to Credit Agreement, Master Reaffirmation and Joinder to Loan Documents, dated as of March 6, 2006.

10.2	Second Amendment to Credit Agreement, dated as of April 11, 2006.

10.3	Wavier and Third Amendment, dated as of January 9, 2007, to that certain Credit Agreement, dated as of December 29, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVCON INTERNATIONAL CORP.

Dated: January 12, 2007	By:	/s/ Stephen J. Ruzika
	Name:	Stephen J. Ruzika
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment to Credit Agreement, Master Reaffirmation and Joinder to Loan Documents, dated as of March 6, 2006.

10.2	Second Amendment to Credit Agreement, dated as of April 11, 2006.

10.3	Wavier and Third Amendment, dated as of January 9, 2007, to that certain Credit Agreement, dated as of December 29, 2006.